EX 99.28(m)(1)(x)

Amendment to
JNL Series Trust Distribution Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Distribution Plan (the “Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended on May 30, 2013, September 16, 2013, April 28, 2014, June 4, 2014, September 15, 2014, April 27, 2015, September 28, 2015 and April 25, 2016 by the Trust on behalf of the Funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

Whereas, the JNL Multi-Manager Mid Cap Fund has been approved as a new fund by the Board of Trustees of the Trust.

Whereas, pursuant to the approval of the JNL Multi-Manager Mid Cap Fund, as outlined above, the parties have agreed to amend Schedule A of the Plan to add the JNL Multi-Manager Mid Cap Fund and its fees thereto.

Now Therefore, the Trust hereby amends the Plan as follows:

Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A dated September 19, 2016, attached hereto.

In Witness Whereof, the Trust has caused this Amendment to be executed, effective September 19, 2016.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A
Dated September 19, 2016

Fund	Class	Maximum 12b-1 Fee[1]
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class B	0.20% None
JNL/American Funds Global Bond Fund	Class A Class B	0.20% None
JNL/American Funds Global Small Capitalization Fund	Class A Class B	0.20% None
JNL/American Funds Growth-Income Fund	Class A Class B	0.20% None
JNL/American Funds International Fund	Class A Class B	0.20% None
JNL/American Funds New World Fund	Class A Class B	0.20% None
JNL Multi-Manager Alternative Fund	Class A	0.20%
JNL Multi-Manager Mid Cap Fund	Class A	0.20%
JNL Multi-Manager Small Cap Growth Fund	Class A Class B	0.20% None
JNL Multi-Manager Small Cap Value Fund	Class A Class B	0.20% None
JNL Institutional Alt 20 Fund	Class A	None
JNL Institutional Alt 35 Fund	Class A	None
JNL Institutional Alt 50 Fund	Class A	None
JNL Alt 65 Fund	Class A	None
JNL/American Funds Balanced Allocation Fund	Class A Class B	0.20% None
JNL/American Funds Growth Allocation Fund	Class A Class B	0.20% None
JNL/AB Dynamic Asset Allocation Fund	Class A Class B	0.20% None
JNL/AQR Managed Futures Strategy Fund	Class A Class B	0.20% None
JNL/BlackRock Natural Resources Fund	Class A Class B	0.20% None
JNL/BlackRock Global Allocation Fund	Class A Class B	0.20% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class B	0.20% None
JNL/Boston Partners Global Long Short Equity Fund	Class A Class B	0.20% None
JNL/Brookfield Global Infrastructure and MLP Fund	Class A Class B	0.20% None
JNL/Capital Guardian Global Balanced Fund	Class A Class B	0.20% None
JNL/Causeway International Value Select Fund	Class A Class B	0.20% None
JNL/Crescent High Income Fund	Class A Class B	0.20% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/DFA U.S. Core Equity Fund	Class A Class B	0.20% None
JNL/DoubleLine Emerging Markets Fixed Income Fund	Class A Class B	0.20% None
JNL/DoubleLine Shiller Enhanced CAPE Fund	Class A Class B	0.20% None
JNL/FPA + DoubleLine Flexible Allocation Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Founding Strategy Fund	Class A	None
JNL/Franklin Templeton Global Growth Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Income Fund	Class A Class B	0.20% None
JNL/Franklin Templeton International Small Cap Growth Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Mutual Shares Fund	Class A Class B	0.20% None
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class B	0.20% None
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class B	0.20% None
JNL/Goldman Sachs Mid Cap Value Fund	Class A Class B	0.20% None
JNL/Goldman Sachs U.S. Equity Flex Fund	Class A Class B	0.20% None
JNL/Harris Oakmark Global Equity Fund	Class A Class B	0.20% None
JNL/Invesco China-India Fund	Class A Class B	0.20% None
JNL/Invesco Global Real Estate Fund	Class A Class B	0.20% None
JNL/Invesco International Growth Fund	Class A Class B	0.20% None
JNL/Invesco Mid Cap Value Fund	Class A Class B	0.20% None
JNL/Invesco Small Cap Growth Fund	Class A Class B	0.20% None
JNL/JPMorgan MidCap Growth Fund	Class A Class B	0.20% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class B	0.20% None
JNL/Lazard Emerging Markets Fund	Class A Class B	0.20% None
JNL/Mellon Capital 10 x 10 Fund	Class A	None
JNL/Mellon Capital Index 5 Fund	Class A	None
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class B	0.20% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Mellon Capital European 30 Fund	Class A Class B	0.20% None
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class B	0.20% None
JNL/Mellon Capital S&P 500 Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Small Cap Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital International Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Bond Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Utilities Sector Fund	Class A Class B	0.20% None
JNL/MMRS Conservative Fund	Class A	None
JNL/MMRS Growth Fund	Class A	None
JNL/MMRS Moderate Fund	Class A	None
JNL/Morgan Stanley Mid Cap Growth Fund	Class A Class B	0.20% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class B	0.20% None
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class B	0.20% None
JNL/Oppenheimer Global Growth Fund	Class A Class B	0.20% None
JNL/PIMCO Real Return Fund	Class A Class B	0.20% None
JNL/PIMCO Total Return Bond Fund	Class A Class B	0.20% None
JNL/PPM America Floating Rate Income Fund	Class A Class B	0.20% None
JNL/PPM America High Yield Bond Fund	Class A Class B	0.20% None
JNL/PPM America Mid Cap Value Fund	Class A Class B	0.20% None
JNL/PPM America Small Cap Value Fund	Class A Class B	0.20% None
JNL/PPM America Total Return Fund	Class A Class B	0.20% None
JNL/PPM America Value Equity Fund	Class A Class B	0.20% None
JNL/Red Rocks Listed Private Equity Fund	Class A Class B	0.20% None
JNL/Scout Unconstrained Bond Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Established Growth Fund	Class A Class B	0.20% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Value Fund	Class A Class B	0.20% None
JNL/Westchester Capital Event Driven Fund	Class A Class B	0.20% None
JNL/WMC Balanced Fund	Class A Class B	0.20% None
JNL/WMC Money Market Fund	Class A Class B	0.20% None
JNL/WMC Value Fund	Class A Class B	0.20% None
JNL/S&P Competitive Advantage Fund	Class A Class B	0.20% None
JNL/S&P Dividend Income & Growth Fund	Class A Class B	0.20% None
JNL/S&P Intrinsic Value Fund	Class A Class B	0.20% None
JNL/S&P Total Yield Fund	Class A Class B	0.20% None
JNL/S&P Mid 3 Fund	Class A Class B	0.20% None
JNL/S&P International 5 Fund	Class A	0.20%
JNL/S&P 4 Fund	Class A	None
JNL/S&P Managed Conservative Fund	Class A	None
JNL/S&P Managed Moderate Fund	Class A	None
JNL/S&P Managed Moderate Growth Fund	Class A	None
JNL/S&P Managed Growth Fund	Class A	None
JNL/S&P Managed Aggressive Growth Fund	Class A	None
JNL Disciplined Moderate Fund	Class A	None
JNL Disciplined Moderate Growth Fund	Class A	None
JNL Disciplined Growth Fund	Class A	None

1 As a percentage of the average daily net assets attributable to the specified class of shares.